On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following
     Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

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

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                                   Before                                                                  After Reorganization
                               Reorganization
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                                                                       Wells
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                            Strong Target Funds                    Target Funds      Acquiring Fund*
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
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Fund                        Strong Advisor Bond  Strong Corporate     Wells Fargo        Wells Fargo       Wells Fargo Advantage
                                    Fund            Income Fund       Income Fund      Advantage Total    Total Return Bond Fund
                                                                                      Return Bond Fund
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Shares:
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Class A                           1,305,465                   -         1,992,136          4,031,232                     6,666,473
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Class B                             898,996                   -         1,142,040            618,910                     2,257,632
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Class C                             386,051                   -                 -            451,168                       785,714
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Class K                           3,005,443                   -                 -                  -                             -
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Administrator Class                       -                   -                 -         32,688,880                    56,221,860
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Institutional Class               9,407,133                   -        27,159,629         11,436,073                    19,686,060
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Investor Class                            -           2,183,766                 -                  -                             -
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Class Z                             708,572                   -                 -                  -                     2,396,048
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Net Asset:                                                                                                                       -
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Class A                         $13,965,906                   -       $18,715,471        $49,993,980                   $82,675,357
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Class B                          $9,623,556                   -       $10,718,544         $7,682,760                   $28,024,860
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Class C                          $4,130,633                   -                 -         $5,570,595                    $9,701,228
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Class K                         $32,137,915                   -                 -                  -                             -
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Administrator Class                       -                   -                 -       $398,590,144                  $685,538,306
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Institutional Class            $100,550,862                   -      $254,810,247       $139,382,900                  $239,933,762
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Investor Class                            -         $21,635,076                 -                  -                             -
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Class Z                          $7,581,089                                     -                  -                   $29,216,165
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Unrealized appreciation          ($657,167)          ($122,536)      ($1,535,409)       ($5,110,365)                  ($7,425,477)
(deprecation)
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Accumulated net realized         ($559,728)           ($35,521)     ($21,170,060)       ($2,659,679)                 ($24,424,988)
losses
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* Designates the accounting survivor.
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